                                                                    Exhibit 10.1












                           FIRST AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             RRF LIMITED PARTNERSHIP








                             Dated: January 31, 1998



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                                            TABLE OF CONTENTS

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ARTICLE I  DEFINED TERMS; EXHIBITS.....................................................................1
      Section 1.1 Defined Terms........................................................................1
      Section 1.2 Exhibits, Schedules, Etc.............................................................7

ARTICLE II  FORMATION; ADMISSION OF LIMITED PARTNERS;
                        NAME; PLACE OF BUSINESS
                        AND REGISTERED AGENT...........................................................7
      Section 2.1       Certificate of Limited Partnership; Other Filings..............................7
      Section 2.2       Limited Partners; Additional Limited Partners..................................7
      Section 2.3       Name; Principal Place of Business..............................................8
      Section 2.4       Registered Agent and Registered Office.........................................8

ARTICLE III  BUSINESS AND TERM OF PARTNERSHIP..........................................................8
      Section 3.1       Business.......................................................................8
      Section 3.2       Term...........................................................................9

ARTICLE IV  CAPITAL CONTRIBUTIONS......................................................................9
      Section 4.1       General Partner................................................................9
      Section 4.2       Limited Partners...............................................................9
      Section 4.3       Additional Capital Contributions and
                          Issuances of Additional Partnership Interests................................9
      Section 4.4       Additional Funding............................................................11
      Section 4.5       Equity Plan...................................................................11
      Section 4.6       Dividend Reinvestment Plan....................................................12
      Section 4.7       Interest......................................................................12
      Section 4.8       Return of Capital.............................................................12

ARTICLE V  PROFITS, LOSSES AND ACCOUNTING.............................................................13
      Section 5.1       Allocation of Profits and Losses..............................................13
      Section 5.2       Accounting....................................................................13
      Section 5.3       Partners' Accounts............................................................14
      Section 5.4       Section 754 Elections.........................................................14

ARTICLE VI  POWERS, DUTIES, LIABILITIES, COMPENSATION
                        AND VOTING OF GENERAL PARTNER.................................................15
      Section 6.1       Powers of General Partner.....................................................15
      Section 6.2       Delegation of Authority.......................................................17
      Section 6.3       Duties of General Partner.....................................................17
      Section 6.4       Liabilities of General Partner; Indemnification...............................18
      Section 6.5       Compensation of General Partner; Reimbursement................................21
      Section 6.6       Reliance on Act of General Partner............................................21
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      Section 6.7       Outside Services; Dealings with Affiliates; Outside
                          Activities..................................................................21
      Section 6.8       General Partner Participation.................................................22

ARTICLE VII  RIGHTS, PROHIBITIONS AND REPRESENTATIONS
                          WITH RESPECT TO LIMITED PARTNERS............................................22
      Section 7.1       Rights of Limited Partners....................................................22
      Section 7.2       Prohibitions with Respect to the Limited Partners.............................23
      Section 7.3       Ownership by Limited Partner of Corporate
                          General Partner or Affiliate................................................23
      Section 7.4       Grant of Rights...............................................................24
      Section 7.5       Warranties and Representations of the Limited Partners........................24
      Section 7.6       Indemnification by Limited Partners...........................................25
      Section 7.7       Notice of Sale or Refinancing.................................................25

ARTICLE VIII  DISTRIBUTIONS AND PAYMENTS TO PARTNERS..................................................25
      Section 8.1       Distributions of Cash Flow....................................................25
      Section 8.2       REIT Distribution Requirements................................................26
      Section 8.3       No Right to Distributions in Kind.............................................26
      Section 8.4       Disposition Proceeds..........................................................26
      Section 8.5       Withdrawals...................................................................26

ARTICLE IX  TRANSFERS OF INTERESTS....................................................................26
      Section 9.1       General Partner...............................................................26
      Section 9.2       Admission of a Substitute or Additional General Partner.......................26
      Section 9.3       Effect of Bankruptcy, Withdrawal, Death or
                          Dissolution of a General Partner............................................27
      Section 9.4       Removal of a General Partner..................................................28
      Section 9.5       Restrictions on Transfer of Limited Partnership Interests.....................28
      Section 9.6       Admission of Substitute Limited Partner.......................................29
      Section 9.7       Rights of Assignees of Partnership Interests..................................30
      Section 9.8       Effect of Bankruptcy, Death, Incompetence or
                          Termination of a Limited Partner............................................30
      Section 9.9       Joint Ownership of Interests..................................................30
      Section 9.10      Transferees...................................................................31
      Section 9.11      Absolute Restriction..........................................................31
      Section 9.12      Investment Representation.....................................................31

ARTICLE X  TERMINATION OF THE PARTNERSHIP.............................................................31
      Section 10.1      Termination...................................................................31
      Section 10.2      Payment of Debts..............................................................32
      Section 10.3      Debts to Partners.............................................................32
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      Section 10.4      Remaining Distribution........................................................32
      Section 10.5      Reserve.......................................................................32
      Section 10.6      Final Accounting..............................................................32

ARTICLE XI  AMENDMENTS................................................................................33
      Section 11.1      Authority to Amend............................................................33
      Section 11.2      Notice of Amendments..........................................................33

ARTICLE XII  POWER OF ATTORNEY........................................................................34
      Section 12.1      Power.........................................................................34
      Section 12.2      Survival of Power.............................................................34

ARTICLE XIII  CONSENTS, APPROVALS, VOTING AND MEETINGS................................................35
      Section 13.1      Method of Giving Consent or Approval..........................................35
      Section 13.2      Meetings of Limited Partners..................................................35
      Section 13.3      Opinion.......................................................................35
      Section 13.4      Submissions to Partners.......................................................36

ARTICLE XIV  MISCELLANEOUS............................................................................36
      Section 14.1      Governing Law.................................................................36
      Section 14.2      Agreement for Further Execution...............................................36
      Section 14.3      Entire Agreement..............................................................36
      Section 14.4      Severability..................................................................36
      Section 14.5      Notices.......................................................................37
      Section 14.6      Titles and Captions...........................................................37
      Section 14.7      Counterparts..................................................................37
      Section 14.8      Pronouns......................................................................37
      Section 14.9      Survival of Rights............................................................37
      Section 14.10     Personal Liability............................................................37


EXHIBIT A         LIST OF PARTNERS
EXHIBIT B         FEDERAL INCOME TAX MATTERS
EXHIBIT C         INITIAL AND CORPORATE HOTELS
EXHIBIT D         RIGHTS TERMS
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                           FIRST AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             RRF LIMITED PARTNERSHIP


                  THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP made as of the 31st day of January, 1998, by and among REALTY REFUND TRUST, an unincorporated Ohio business trust, having an address at 1750 Huntington Building, 925 Euclid Avenue, Cleveland, Ohio 44114, the general partner ("General Partner"), and the limited partners listed on Exhibit A attached hereto ("Limited Partners"), is intended to evidence the mutual agreement of the General Partner and the Limited Partners to form a limited partnership pursuant to Title 6, Chapter 17 of the Delaware Code (the "Act") for the purposes and upon the terms and conditions hereinafter set forth.

                                    ARTICLE I
                             DEFINED TERMS; EXHIBITS
                             -----------------------

                  Section 1.1 DEFINED TERMS. Whenever used in this Agreement, the following terms shall have the meanings respectively assigned to them in this Article I, unless otherwise expressly provided herein or unless the context otherwise requires:

                  ADDITIONAL FUNDS: "Additional Funds" has the meaning set forth in Section 4.4 hereof.

                  ADDITIONAL LIMITED PARTNER: "Additional Limited Partner" shall mean a Person admitted to this Partnership as a Limited Partner pursuant to and in accordance with Section 2.2(b) of this Agreement.

                  ADDITIONAL SECURITIES: "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.3(a)(ii).

                  AFFILIATE: "Affiliate" of another Person shall mean (a) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such other Person; (b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person;


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(c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, member or partner of such other Person; and (e) if such other Person is an officer, director, member or partner in a company, the company for which such Person acts in any such capacity.

                  AGREED VALUE: "Agreed Value" shall mean the fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership, using such reasonable method of valuation as they may adopt.

                  AGREEMENT: "Agreement" shall mean this First Amended and Restated Agreement of Limited Partnership of RRF Limited Partnership, as amended, modified, supplemented or restated from time to time, as the context requires.

                  BANKRUPTCY CODE: "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. sections 101 ET SEQ., and as hereafter amended from time to time.

                  BUSINESS DAY: "Business Day" shall mean any day when the New York Stock Exchange is open for trading.

                  CAPITAL ACCOUNT: "Capital Account" shall mean, as to any Partner, the account established and maintained for such Partner pursuant to
Section 5.3 hereof.

                  CAPITAL CONTRIBUTION: "Capital Contribution" shall mean the amount in cash or the Agreed Value of Contributed Property contributed by each Partner (or his original predecessor in interest) to the capital of the Partnership for his interest in the Partnership.

                  CASH FLOW: "Cash Flow" shall mean the excess of cash revenues actually received by the Partnership in respect of Partnership operations for any period, less Operating Expenses for such period. Cash Flow shall not include Disposition Proceeds.

                  CLASS A LIMITED PARTNERS: "Class A Limited Partners" shall mean those persons listed under the heading "Class A Limited Partners" on the signature pages hereto.

                  CLASS B LIMITED PARTNERS: "Class B Limited Partners" shall mean those persons listed under the heading "Class B Limited Partners" on the signature pages hereto.

                  CODE: "Code" shall mean the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.


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                  COMMISSION: "Commission" shall mean the U.S. Securities and
Exchange Commission.

                  COMPUTATION DATE: "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

                  CONTRIBUTED PARTNERSHIPS: "Contributed Partnerships" shall mean the various limited partnerships that own the Initial Hotels prior to the formation transaction.

                  CONTRIBUTED PROPERTY: "Contributed Property" shall mean a Partner's interest in property or other consideration (excluding services and cash) contributed to the Partnership by such Partner.

                  CORPORATE HOTEL: "Corporate Hotel" shall mean those Properties identified as such on Exhibit C hereto.

                  DECLARATION OF TRUST: "Declaration of Trust" shall mean that certain Second Amended and Restated Declaration of Trust, dated as of January __, 1998, of the General Partner, as amended, modified, supplemented or restated from time to time, as the context requires.

                  DISPOSITION PROCEEDS: "Disposition Proceeds" shall mean the excess of the proceeds received by the Partnership from the refinancing, sale, exchange or other disposition of all or substantially all of the Partnership's Property less any expenses incurred or paid by the Partnership in connection with such transaction.

                  EQUITY PLAN: "Equity Plan" shall mean the General Partner's 1997 Stock Incentive and Option Plan, as the same may be amended from time to time.

                  EVENT OF BANKRUPTCY: "Event of Bankruptcy" shall mean as to any Person the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within ninety (90) days of the filing thereof); insolvency of such Person as finally determined by a court of competent jurisdiction; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person's assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another; provided, however, that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within ninety (90) days. The term "Event of Bankruptcy" as defined in this Agreement and as used herein, is intended

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and shall be deemed to supersede and replace the events of withdrawal described in Sections 17-402(a)(4) and (5) of the Act.

                  GENERAL PARTNER: "General Partner" shall mean Realty ReFund Trust and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

                  GENERAL PARTNERSHIP INTEREST: "General Partnership Interest" shall mean the ownership interest of a General Partner in the Partnership.

                  HART SCOTT ACT: "Hart Scott Act" shall mean the
Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

                  INDEMNITEE: "Indemnitee" shall mean (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner, or (B) a trustee, director or officer of the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

                  INITIAL HOTELS: "Initial Hotels" shall mean those Properties listed on Exhibit C hereto.

                  IRS: "IRS" shall mean the Internal Revenue Service.

                  LIMITED PARTNERS: "Limited Partners" shall mean the Class A Limited Partners and the Class B Limited Partners, in their respective capacities as limited partners of the Partnership, their permitted successors or assigns who have been admitted to the Partnership as limited partners of the Partnership, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

                  LIMITED PARTNERSHIP INTEREST: "Limited Partnership Interest" shall mean the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act.

                  MAJORITY-IN-INTEREST OF THE LIMITED PARTNERS:
"Majority-In-Interest of the Limited Partners" shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners, as a class (other than the General Partner if it holds any Partnership Interests allocable to the Limited Partners).

                  OPERATING EXPENSES: "Operating Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership,
(ii) those


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administrative costs and expenses of the General Partner, including any salaries or other payments to trustees, officers or employees of the General Partner, and any accounting and legal expense of the General Partner, which expenses the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; PROVIDED, HOWEVER, that Operating Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to properties or partnership interests in a Subsidiary that are owned by the General Partner directly.

                  PARTNER: "Partner" shall mean the General Partner or any Limited Partner.

                  PARTNERSHIP: "Partnership" shall mean RRF Limited Partnership, a Delaware limited partnership.

                  PARTNERSHIP INTEREST: "Partnership Interest" shall mean an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

                  PARTNERSHIP RECORD DATE: "Partnership Record Date" shall mean the record date established by the General Partner for the distribution of Cash Flow pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

                  PARTNERSHIP UNIT: "Partnership Unit" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. As of the date of this Agreement, there shall be considered to be Seven Million Eight Hundred Six Thousand One Hundred Fifty (7,806,150) Partnership Units outstanding, with each Partnership Unit representing a .0000128% Percentage Interest in the Partnership. The initial allocation of Partnership Units to each Partner is as set forth on Exhibit A hereto.

                  PERCENTAGE INTEREST: "Percentage Interest" shall mean the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding.

                  PERSON: "Person" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.



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                  PROPERTY: "Property" shall mean any hotel property or other investment in which the Partnership holds an ownership interest.

                  REIT: "REIT" shall mean a real estate investment trust under Sections 856 through 860, inclusive, of the Code.

                  REIT EXPENSES: "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any trustee, director, officer, or employee of the General Partner, (ii) costs and expenses relating to a public offering and registration of securities or private offering of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission, and
(v) all other operating or administrative costs of the General Partner, including, without limitation, insurance premiums, and legal, accounting and trustees fees, incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

                  REIT SHARE: "REIT Share" shall mean a common share of beneficial interest without par value of the General Partner.

                  SUBSIDIARY: "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, are owned, directly or indirectly, by such Person.

                  SUBSTITUTE GENERAL PARTNER: "Substitute General Partner" has the meaning set forth in Section 9.2.

                  SUBSTITUTE LIMITED PARTNER: "Substitute Limited Partner" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to
Section 9.6 hereof.

                  TRANSFER: "Transfer" has the meaning set forth in Section 9.5(a) hereof.

                  VALUE: "Value" shall mean, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or


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



the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, however, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares includes rights that a holder of REIT Shares would be entitled to receive, and the General Partner acting in good faith determines that the value of such rights is not reflected in the Value of the REIT Shares determined as aforesaid, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                  Section 1.2 EXHIBITS, SCHEDULES, ETC.. References to "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto and referred to herein is hereby incorporated herein by reference.

                                   ARTICLE II
                                   FORMATION;
                         ADMISSION OF LIMITED PARTNERS;
                  NAME; PLACE OF BUSINESS AND REGISTERED AGENT
                  --------------------------------------------

                  Section 2.1 CERTIFICATE OF LIMITED PARTNERSHIP; OTHER FILINGS. The General Partner shall prepare (or caused to be prepared), execute, acknowledge, record and file at the expense of the Partnership, a Certificate of Limited Partnership and all requisite fictitious name statements and notices in such places and jurisdictions as may be required by the Act or necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.



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                  Section 2.2 LIMITED PARTNERS; ADDITIONAL LIMITED PARTNERS. (a)
The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A attached hereto, as amended from time to time pursuant to the terms of this Agreement, and such Persons are hereby admitted to the Partnership as Limited Partners.

                  (b) The General Partner shall in timely fashion amend this Agreement and, if required by the Act, the Certificate of Limited Partnership filed for record to reflect the admission pursuant to the terms of this Agreement of a Person as a Limited Partner.

                  Section 2.3 NAME; PRINCIPAL PLACE OF BUSINESS. The name of the Partnership shall be RRF Limited Partnership. The principal place of business of the Partnership shall be at 1615 E. Northern Avenue, Suite 105, Phoenix, Arizona 85020. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change.

                  Section 2.4 REGISTERED AGENT AND REGISTERED OFFICE. The registered agent of the Partnership shall be The Corporation Trust Company, a Delaware corporation, located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or such other Person as the General Partner may select in its sole discretion. The registered office of the Partnership shall be Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or such other location as the General Partner may select in its sole and absolute discretion.

                                   ARTICLE III
                        BUSINESS AND TERM OF PARTNERSHIP
                        --------------------------------

                  Section 3.1 BUSINESS. The purpose and nature of the business of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the Board of Trustees of the General Partner determines to cease to maintain the qualification of the General Partner as a REIT. To consummate the foregoing and to carry out the obligations of the Partnership in connection therewith or incidental thereto, the General Partner shall have the authority, in accordance with and subject to the limitations set forth elsewhere in this Agreement, to make, enter into, perform and carry out any arrangements, contracts and/or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, limited liability company, firm, trustee, syndicate, individual and/or any political or governmental division, subdivision or agency, domestic or foreign, and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing for the protection and enhancement of the assets of the Partnership.


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



                  Section 3.2 TERM. The Partnership as herein constituted shall continue until December 31, 2047, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.


                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

                  Section 4.1 GENERAL PARTNER. (a) The General Partner has contributed cash and certain other assets to the capital of the Partnership in the amount set forth opposite the name of the General Partner on Exhibit A attached hereto.

                  Section 4.2 LIMITED PARTNERS. The Limited Partners have contributed their respective ownership interests in the Contributed Partnerships to the capital of the Partnership. The Agreed Values of the Limited Partners' proportionate ownership interests in the Contributed Partnerships are set forth on Exhibit A attached hereto.

                  Section 4.3 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. Except as provided in this Section 4.3 or in
Section 4.4, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.3.

                  (a)  ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

                           (i) GENERAL. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any of the Limited Partners. Any additional Partnership Interest issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each class or series of Partnership Interests upon dissolution


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



         and liquidation of the Partnership; PROVIDED, HOWEVER, that no additional Partnership Interests shall be issued to the General Partner unless:

                           (1) (A) The additional Partnership Interests are
                  issued in connection with an issuance of Additional Securities as permitted under clause (ii) below, or

                           (2) the additional Partnership Interests are issued
                  to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Interests for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                           (ii) UPON ISSUANCE OF ADDITIONAL SECURITIES. The General Partner shall not issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section
         7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and (y) the General Partner contributes all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Exchange Factor in effect on the date of such contribution.

                  (b) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF REIT SHARES. In connection with any and all issuances of REIT Shares, the General

Partner shall contribute all of the proceeds raised in connection with such issuance to the Partnership as Capital Contributions, PROVIDED THAT if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.3(a) hereof.

             Section 4.4 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

                  Section 4.5 EQUITY PLAN. If at any time or from time to time stock options or other equity compensation granted in connection with the General Partner's Equity Plan or other compensation programs are exercised in accordance with the terms of such agreements:

                          (a) the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of the stock option;

                          (b) the Partnership shall issue and the General Partner shall receive the number of Partnership Units corresponding to the number of REIT Shares delivered by the General Partner to such exercising party multiplied by a fraction the numerator of which is one
         (1) and the denominator of which is the Exchange Factor (as defined in Exhibit D hereto) in effect on the date of such contribution;

                          (c) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of each Limited Partner shall be adjusted such that the Percentage Interest of the Limited Partner shall be equal to a fraction, the numerator of which is the number of Partnership Units owned by such Limited Partner and the denominator of which is the total number of issued and outstanding Partnership Units on such date. The General Partner shall promptly give each Limited Partner written notice of its Percentage Interest, as adjusted; and

                          (d) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of the General Partner shall be adjusted such that it equals 100% minus the sum of the Percentage Interests of all Limited Partners immediately after being adjusted pursuant to paragraph (c) of this Section 4.5.

                          4.6  DIVIDEND REINVESTMENT PLAN.  All amounts received
by the General Partner in respect of its dividend reinvestment plan, if any, shall be contributed by the General Partner to the Partnership in exchange for additional Partnership Units as follows:

                          (a) the Partnership shall issue and the General Partner shall receive the number of Partnership Units corresponding to the number of REIT Shares delivered by the General Partner to such exercising party multiplied by a fraction the numerator of which is one
         (1) and the denominator of which is the Exchange Factor (as defined in Exhibit D hereto) in effect on the date of such contribution;

                          (b) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of each Limited Partner shall be adjusted such that the Percentage Interest of the Limited Partner shall be equal to a fraction, the numerator of which is the number of Partnership Units owned by such Limited Partner and the denominator of which is the total number of issued and outstanding Partnership Units on such date. The General Partner shall promptly give each Limited Partner written notice of its Percentage Interest, as adjusted; and

                          (c) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of the General Partner shall be adjusted such that it equals 100% minus the sum of the Percentage Interests of all Limited Partners immediately after being adjusted pursuant to paragraph (b) of this Section 4.6.

                          Section 4.7  INTEREST.  No interest shall be paid on
the Capital Contribution or Capital Account of any Partner.

                          Section 4.8  RETURN OF CAPITAL.  Except as expressly
provided in this Agreement, no Partner shall be entitled to demand or receive the return of his Capital Contribution.

                                    ARTICLE V
                         PROFITS, LOSSES AND ACCOUNTING
                         ------------------------------

                  Section 5.1 ALLOCATION OF PROFITS AND LOSSES. Except as otherwise provided herein or in Exhibit B, profits earned and losses incurred by the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

                  Section 5.2 ACCOUNTING. (a) The books of the Partnership shall be kept on the accrual basis and in accordance with generally accepted accounting principles consistently applied.

                  (b) The fiscal year of the Partnership shall be the calendar year.

                  (c) The terms "profits" and "losses," as used herein, shall mean all items of income, gain, expense or loss as determined utilizing federal income tax accounting principles and shall also include each Partner's share of income described in Section 705(a)(1)(B) of the Code, any expenditures described in Section 705(a)(2)(B) of the Code, any expenditures described in Section 709(a) of the Code which are not deducted or amortized in accordance with
Section 709(b) of the Code, losses not deductible pursuant to Sections 267(a) and 707(b) of the Code and adjustments made pursuant to Exhibit B attached hereto.

                  (d) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Operating Expenses of the Partnership. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to each Limited Partner on the date such petition is filed, or (ii) mail a written notice to each Limited Partner, within such period, that describes the General Partner's reasons for determining not to file such a petition.

                  (e) Except as specifically provided herein, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

                  (f) Any Partner shall have the right to a private audit of the books and records of the Partnership, provided such audit is made at the expense of the Partner desiring it, and it is made during normal business hours.

                  Section 5.3 PARTNERS' ACCOUNTS. (a) There shall be maintained a Capital Account for each Partner in accordance with this Section 5.3 and the principles set forth in Exhibit B attached hereto and made a part hereof. The amount of cash and the net fair market value of property contributed to the Partnership by each Partner, net of liabilities assumed by the Partnership, shall be credited to its Capital Account, and from time to time, but not less often than annually, the share of each Partner in profits, losses and fair market value of distributions shall be credited or charged to its Capital Account. The determination of Partners' Capital Accounts, and any adjustments thereto, shall be made consistent with tax accounting and other principles set forth in Section 704(b) of the Code and applicable regulations thereunder and Exhibit B attached hereto.

                  (b) Except as otherwise specifically provided herein or in a guarantee of a Partnership liability, signed by a Limited Partner, no Limited Partner shall be required to make any further contribution to the capital of the Partnership to restore a loss, to discharge any liability of the Partnership or for any other purpose, nor shall any Limited Partner personally be liable for any liabilities of the Partnership or of the General Partner except as provided by law or this Agreement. All Limited Partners hereby waive their right of contribution which they may have against other Partners in respect of any payments made by them under any guarantee of Partnership debt.

                  (c) Immediately following the transfer of any Partnership Interest, the Capital Account of the transferee Partner shall be equal to the Capital Account of the transferor Partner attributable to the transferred interest, and such Capital Account shall not be adjusted to reflect any basis adjustment under Section 743 of the Code.

                  (d) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, taking into account any adjustments required pursuant to Section 704(b) of the Code and the applicable regulations thereunder as more fully described in Exhibit B attached hereto.

                  Section 5.4 SECTION 754 ELECTIONS. The General Partner shall elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership's assets for all transfers of Partnership interests if such election would benefit any Partner or the Partnership.

                                   ARTICLE VI
                          POWERS, DUTIES, LIABILITIES,
                   COMPENSATION AND VOTING OF GENERAL PARTNER
                   ------------------------------------------

                  Section 6.1 POWERS OF GENERAL PARTNER. Notwithstanding any provision of this Agreement to the contrary, the General Partner's discretion and authority are subject to the limitations imposed by law, by the General Partner's Declaration of Trust and its By-Laws. Subject to the foregoing and to other limitations imposed by this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business and affairs of the Partnership and make all decisions affecting the business and assets of the Partnership. Without limiting the generality of the foregoing (but subject to the restrictions specifically contained in this Agreement), the General Partner shall have the power and authority to take the following actions on behalf of the Partnership:

                           (a) to acquire, purchase, own, lease and dispose of
any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of conducting the business of the Partnership;

                           (b) to construct buildings and make other improvements (including renovations) on or to the properties owned or leased by the Partnership;

                           (c) to borrow money for the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of or to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                           (d) to pay, either directly or by reimbursement, for all Operating Expenses to third parties or to the General Partner (as set forth in this Agreement);

                           (e) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                           (f) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership;

                           (g) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                           (h) to make or revoke any election permitted or required of the Partnership by any taxing authority;

                           (i) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types as the General Partner shall determine from time to time;

                           (j) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

                           (k) to retain providers of services of any kind or nature in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem proper;

                           (l) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner, including, without limitation, management agreements, franchise agreements, agreements with federal, state or local liquor licensing agencies and agreements with operators of restaurants and bars;

                           (m) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                           (n) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                           (o) to distribute Partnership cash or other
         Partnership assets in accordance with this Agreement;

                           (p) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;

                           (q) to take whatever action the General Partner deems appropriate to maintain an equivalency of Partnership Units and REIT Shares; and

                           (r) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with qualification of the General Partner as a REIT) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

                  Section 6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

                  Section 6.3 DUTIES OF GENERAL PARTNER. (a) The General Partner, subject to the limitations contained elsewhere in this Agreement, shall manage or cause to be managed the affairs of the Partnership in a prudent and businesslike manner and shall devote sufficient time and effort to the Partnership affairs.

                  (b) In carrying out its obligations, the General Partner shall:

                           (i) Render annual reports to all Partners with respect to the operations of the Partnership;

                           (ii) On or before April 30th of every year, mail to all persons who were Partners at any time during the Partnership's prior fiscal year an annual report of the Partnership, including all necessary tax information, and any other information regarding the Partnership and its operations during the prior fiscal year deemed by the General Partner to be material;

                           (iii) Maintain complete and accurate records of all business conducted by the Partnership and complete and accurate books of account (containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Partner or such Partner's duly authorized representative (at the sole expense of such Partner) during regular business hours and at the principal office of the Partnership; and

                           (iv) Cause to be filed such certificates and do such other acts as may be required by law to qualify and maintain the Partnership as a limited partnership under the laws of the State of Delaware.

                           (c) The General Partner shall take such actions as it
deems appropriate to maintain an equivalency of Partnership Units and REIT
Shares.

                           Section 6.4  LIABILITIES OF GENERAL PARTNER;
INDEMNIFICATION. (a) The General Partner shall not be liable for the return of all or any part of the Capital Contributions of the Limited Partners. Any returns shall be made solely from the assets of the Partnership according to the terms of this Agreement.

                           (b)  In carrying out its duties hereunder, the
General Partner shall not be liable to the Partnership or to any other Partner for any actions taken in good faith and reasonably believed to be in the best interests of the Partnership, or for errors of judgment, but shall be liable only for fraud or gross negligence. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner and the General Partner's shareholders collectively, and that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner has securities registered pursuant to ss.12 or ss.15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the General Partner or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith. Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

                           (c) The Partnership shall indemnify and defend an
Indemnitee to the fullest extent permitted by law, and save and hold it harmless from and against, and in respect of, all: (i) fees, costs and expenses (including reasonable attorney fees) incurred in connection with or resulting from any claim, action or demand against any Indemnitee or the Partnership that arises out of or in any way relates to the Partnership, and (ii) claims, actions and demands arising out of or in any way related to the Partnership, and any losses or damages resulting from such claims, actions and demands, including, without limitation, reasonable costs and expenses of litigation and appeal and amounts paid in settlement or compromise of any such claim, action or demand; provided, however, that this indemnification shall not apply if: (A) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (B) the Indemnitee actually received an improper personal benefit in money, property or services; or (C) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.4(c). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.4(c). Any indemnification pursuant to this Section
6.4 shall be made only out of the assets of the Partnership.

                           (d)  The Partnership may reimburse an Indemnitee for
reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.4 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                           (e) The indemnification provided by this Section 6.4
shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                           (f)  The Partnership may purchase and maintain
insurance on behalf of the Indemnities, and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                           (g) For purposes of this Section 6.4, the Partnership
shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by the Indemnitee, to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this
Section 6.4; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                           (h) In no event may an Indemnitee subject the Limited
Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                           (i)  An Indemnitee shall not be denied
indemnification in whole or in part under this Section 6.4 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                           (j) The provisions of this Section 6.4 are for the
benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other persons.

                           (k) Notwithstanding any other provisions of this
Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT, or (ii) to prevent the General Partner from incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Further, any provision of this Agreement that might jeopardize the General Partner's REIT status shall be (i) void and of no effect, or (ii) reformed, as necessary, to avoid the General Partner's loss of REIT status, unless the Board of Trustees of the General Partner shall determine not to maintain the General Partner's REIT status.

                           Section 6.5  COMPENSATION OF GENERAL PARTNER;
REIMBURSEMENT. The General Partner, as such, shall not receive any compensation for services rendered to the Partnership. Notwithstanding the preceding sentence, the General Partner shall be entitled to its allocable share of the profits and distributable Cash Flow of the Partnership and shall be entitled, in accordance with the provisions of Section 6.7 below, to pay reasonable compensation to its Affiliates and other entities with which it may be associated for services performed. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses.

                           Section 6.6  RELIANCE ON ACT OF GENERAL PARTNER.
No financial institution or any other person, firm or corporation dealing with the General Partner or the Partnership shall be required to ascertain whether the General Partner is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the assurance of and the execution of any instrument or instruments by the General Partner.

                           Section 6.7  OUTSIDE SERVICES; DEALINGS WITH
AFFILIATES; OUTSIDE ACTIVITIES. (a) Notwithstanding any provision of this
Article VI to the contrary, the General Partner may employ such agents, accountants, attorneys and others as it shall deem advisable, including its trustees, directors, officers, shareholders, and its Affiliates and entities with which the General Partner, any Limited Partner or their respective Affiliates may be associated, and may pay them reasonable compensation from Partnership funds for services performed, which compensation shall be reasonably believed by the General Partner to be comparable to and competitive with fees charged by unrelated Persons who render comparable services which could reasonably be made available to the Partnership. The General Partner shall not be liable for the neglect, omission or wrongdoing of any such Person so long as it was not grossly negligent in appointing such Person.

                           (b)  The Partnership may lend or contribute to its
Subsidiaries or other Persons in which it has an equity investment Partnership funds on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                           (c) The Partnership may transfer assets to joint
ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

                           (d) Except as expressly permitted by this Agreement,
neither the General Partner nor any of its Affiliates nor any Limited Partner shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

                           (e)  Subject to the Declaration of Trust and any
agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of such person.

                           (f) In the event the General Partner exercises its
rights under its Declaration of Trust to redeem REIT Shares, then the General Partner shall cause the Partnership to purchase from it a number of Partnership Units as determined based on the application of the Exchange Factor on the same terms that the General Partner redeemed such REIT Shares.

                           Section 6.8  GENERAL PARTNER PARTICIPATION.  The
General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development and ownership of Properties, shall be conducted through the Partnership (other than the General Partner's interest in the Corporate Hotel not owned through the Partnership). Without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property unless the Partnership participates in, or otherwise acquires an interest in, such real or personal property at least to the extent of 999 times such proposed participation by the General Partner. The General Partner agrees that all borrowings for the purpose of making distributions to its shareholders will be incurred by the Partnership and the proceeds of such indebtedness will be included as Net Financing Proceeds hereunder.


                                   ARTICLE VII
                    RIGHTS, PROHIBITIONS AND REPRESENTATIONS
                        WITH RESPECT TO LIMITED PARTNERS
                        --------------------------------

                           Section 7.1  RIGHTS OF LIMITED PARTNERS.  (a)  The
Partnership may engage the Limited Partners or persons or firms associated with them for specific purposes and may otherwise deal with such Partners on terms and for compensation to be agreed upon by any such Partner and the Partnership; provided, however, that no Limited Partner shall be entitled to participate in the management or control of the business of the Partnership.

                           (b)  Each Limited Partner shall be entitled to have
the Partnership books kept at the principal place of business of the Partnership and at all times, during reasonable business hours and at such Partner's sole expense, shall be entitled to inspect and copy any of them and have on demand true and full information of all things affecting the Partnership and a formal accounting of Partnership affairs whenever circumstances render it just and reasonable.

                           (c) No Limited Partner shall be liable for any debts,
liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

                           Section 7.2  PROHIBITIONS WITH RESPECT TO THE
LIMITED PARTNERS. No Limited Partner shall have the right:

                           (a) To take part in the control or management of the Partnership business, to transact business for or on behalf of the Partnership or to sign for or to bind the Partnership, such powers being vested solely in the General Partner as set forth herein;

                           (b) To have such Partner's Capital Contributions repaid except to the extent provided in this Agreement;

                           (c) To require partition of Partnership property or to compel any sale or appraisement of Partnership assets or sale of a deceased Partner's interests therein, notwithstanding any provisions of law to the contrary; or

                           (d) To sell or assign all or any portion of such Partner's Limited Partnership Interest in the Partnership or to constitute the vendee or assignee thereunder a Substitute Limited Partner, except as provided in Article IX hereof.

                           Section 7.3  OWNERSHIP BY LIMITED PARTNER OF
CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any shares or other interest in the General Partner or in any Affiliate thereof if such ownership by itself or in conjunction with other shares or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership or the

General Partner as a REIT for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 7.3 and the Limited Partners shall promptly and fully respond to such inquiries.

                           Section 7.4  GRANT OF RIGHTS.  (a) The General
Partner does hereby grant to the Class A Limited Partners and the Class A Limited Partners do hereby accept the right, but not the obligation (such rights hereinafter sometimes referred to as the "Rights"), to exchange all or a portion of their Partnership Units for REIT Shares and to sell the remainder (or any part thereof) of their Partnership Units to the General Partner (or its designee), at any time or from time to time prior to the time the Partnership is dissolved, on the terms and subject to the conditions and restrictions contained in Exhibit D hereto. The Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject and to the conditions and restrictions contained in Exhibit D hereto, upon delivery to the General Partner of an Exercise Notice in the form of Schedule 1 attached to Exhibit D, which notice shall specify the Partnership Units to be converted by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Purchase Price in respect of such Partnership Units in accordance with the terms hereof.

                           (b) The terms and provisions applicable to the Rights
shall be as set forth in attached Exhibit D.

                           (c) Any Partnership Units acquired by the General
Partner pursuant to an exercise by any Limited Partner of the Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. The General Partner shall amend Exhibit A hereto to reflect each such conversion and reallocation or reissuance of Partnership Units and each corresponding recalculation of the Partnership Units of the Partners.

                           (d) The Class B Limited Partners shall not be
entitled to the Rights unless and until the Board of Trustees of the General Partner agrees to reclassify any of the Partnership Units held as Class B Units to Class A Units; provided, however, in the event that (a) a Class B Limited Partner pledges any Partnership Units and (b) the secured creditor of such Class B Limited Partner should exercise its rights with respect to such Units, including repossession thereof, then at such secured creditor's option, such Units shall be reclassified as Class A Units and entitle the holder thereof (or other third-party assignee of the secured creditor) to exercise the Rights, in all cases subject to the terms and provisions of this Agreement, including, without limitation, the Ownership Limit.

                           Section 7.5  WARRANTIES AND REPRESENTATIONS OF THE
LIMITED PARTNERS. Each Limited Partner hereby warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner owns good, valid and marketable title to the ownership interests in the Contributed Partnerships being contributed to the capital of the Partnership by such Limited Partner (the "Ownership Interests") and that such Ownership Interests are free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever. Each Limited Partner further warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner has all necessary power and authority to transfer the Ownership Interests to the Partnership without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations have been obtained. The Class B Limited Partners also represent and warrant to and for the benefit of the General Partner and the Partnership those matters set forth on Exhibit E hereto.

                           Section 7.6  INDEMNIFICATION BY LIMITED PARTNERS.
Each Limited Partner hereby agrees to indemnify and defend the General Partner and the Partnership and hold the General Partner, its shareholders, officers and trustees and the Partnership and its partners and each of their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the inaccuracy of the warranties and representations made by such Limited Partner under Section 7.5 above, or (ii) the ownership of the Ownership Interests by such Limited Partner.

                           Section 7.7  LIMITED PARTNER GUARANTEES.  Upon the
request of the General Partner, or upon its own election, a Limited Partner (the "Initiating Limited Partner") from time to time, may, but shall not be required to, guarantee or otherwise provide credit support for Partnership indebtedness as such Limited Partner may elect; provided, however, that the Limited Partner shall be entitled to take such action(s) only if the General Partner determines that any such action would not have a material adverse effect on the tax position of the General Partner. All Partners are entitled to notice of any such guarantee(s) or credit support, and shall have the right to provide guarantees or credit support on the same terms and conditions as the Initiating Limited Partner does, and all Limited Partners interested in providing such guarantee or credit support shall cooperate with the General Partner and each other in considering any guarantee or credit support proposal, and the General Partner will cooperate in permitting or obtaining any consents for such guarantees or credit support.

                                  ARTICLE VIII
                     DISTRIBUTIONS AND PAYMENTS TO PARTNERS
                     --------------------------------------

                           Section 8.1  DISTRIBUTIONS OF CASH FLOW.  (a)  The
General Partner shall distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. All such distributions of Cash Flow shall be made to Partners who are Partners on the Partnership Record Date in accordance with such Partner's respective Percentage Interests on such Partnership Record Date.

                           (b)  In no event may a Partner receive a
distribution of Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the General Partner's share of such Cash Flow with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

                           Section 8.2 REIT DISTRIBUTION REQUIREMENTS. Unless
the General Partner determines that such a distribution would not be in the best interests of the Partnership, the Partnership shall make a distribution of Cash Flow for each fiscal year of the Partnership to enable the General Partner
(i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code, and (ii) to avoid the excise tax imposed by Section 4981 of the Code.

                           Section 8.3  NO RIGHT TO DISTRIBUTIONS IN KIND.  No
Partner shall be entitled to demand property other than cash in connection with any distribution by the Partnership.

                           Section 8.4  DISPOSITION PROCEEDS.  Disposition
Proceeds (less reasonable reserves set aside by the General Partner for reasonably anticipated expenses or needs of the Partnership) shall be distributed to the Partners in accordance with their respective Percentage Interests in the Partnership.

                           Section 8.5  WITHDRAWALS.  No Partner shall be
entitled to make withdrawals from its Capital Account except as provided herein.


                                   ARTICLE IX
                             TRANSFERS OF INTERESTS
                             ----------------------

                           Section 9.1 GENERAL PARTNER.  The General Partner
shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon an Event of Bankruptcy of the General Partner, then the Partnership shall be dissolved and terminated unless a Majority-In-

Interest of the Limited Partners elect to continue the Partnership business by selecting a substitute general partner.

                           Section 9.2  ADMISSION OF A SUBSTITUTE OR ADDITIONAL
GENERAL PARTNER. A Person shall be admitted as a Substitute or Additional General Partner of the Partnership only if the transaction giving rise to such substitution or admission is otherwise permitted under this Agreement and the following terms and conditions are satisfied:

                           (a) the Person to be admitted as a Substitute or Additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by the Act in connection with such admission shall have been performed;

                           (b) if the Person to be admitted as a Substitute or Additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

                           (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from counsel in the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a Substitute or Additional General Partner is in conformity with the Act and that none of the actions taken in connection with the admission of such Person as a Substitute or Additional General Partner will cause the termination of the Partnership under Section 708 of the Code, or will cause it to be classified other than a partnership for federal income tax purposes, or will result in the loss of any Limited Partner's limited liability status.

                           Section 9.3  EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH
OR DISSOLUTION OF A GENERAL PARTNER. (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), the

Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 9.3(b).

                  (b) Following the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), persons holding at least a majority of the Limited Partnership Interests, within ninety (90) days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 3.2 by selecting, subject to Section 9.2 and any other provisions of this Agreement, a Substitute General Partner. If the Limited Partners elect to reconstitute the Partnership and admit a Substitute General Partner, the relationship between the Partners and any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

                  Section 9.4 REMOVAL OF A GENERAL PARTNER. (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such Partnership.

                  (b) If a General Partner has been removed pursuant to this
Section 9.4 and the Partnership is not continued pursuant to Section 9.3(b), the Partnership shall be dissolved.

                  Section 9.5 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS. (a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign or otherwise transfer its Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

                  (b) No Limited Partner may effect a Transfer of its Limited Partnership Interest if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards).

                  (c) No Transfer by a Limited Partner of its Partnership Interest may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, or (iii) the Transfer would create a risk that the General Partner would not be taxed as a REIT for federal income tax purposes.

                  (d) Section 9.5(a) shall not prevent any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, one hundred percent (100%) of the beneficial interests, provided that the transferor assumes all costs of the Partnership in connection therewith and any such transferee shall not have the rights of a Substitute Limited Partner (unless and until admitted as a Substitute Limited Partner pursuant to this Section 9.5 and
Section 9.6 of this Agreement).

                  (e) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

                  Section 9.6 ADMISSION OF SUBSTITUTE LIMITED PARTNER. (a) Subject to the other provisions of this Article IX (including, without limitation, the provisions of Section 9.5(a) regarding consent of the General Partner), an assignee of the Limited Partnership Interest of a Limited Partner (including, without limitation, any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

                           (i) the assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

                           (ii) to the extent required, an amended certificate of limited partnership evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

                           (iii) the assignee shall have delivered a letter containing the representations and warranties and agreements set forth in Section 9.12;

                           (iv) if the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

                           (v) the assignee shall have executed a power of attorney containing the terms and provisions set forth in Article XII; and

                           (vi) the assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and all filing and publication costs incurred in connection with its substitution as a Limited Partner.

                           (b)  For the purpose of allocating profits and losses
and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the certificate described in
Section 9.6(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents, or the date on which the General Partner has received all necessary instruments of transfer and substitution.

                           (c) The General Partner shall cooperate with the
Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to effectuate the admission of such Person as a Limited Partner of the Partnership.

                           Section 9.7  RIGHTS OF ASSIGNEES OF PARTNERSHIP
INTERESTS. (a) Subject to the provisions of Sections 9.5 and 9.6 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof.

                           (b)  Any Person who is the assignee of all or any
portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

                           Section 9.8  EFFECT OF BANKRUPTCY, DEATH,
INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against an individual Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

                           Section 9.9  JOINT OWNERSHIP OF INTERESTS.  A
Partnership Interest may be acquired by two (2) individuals as joint tenants with right of survivorship (but not as tenants in common), provided that such individuals either are married or are related. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one (1) joint owner will be required if the Partnership has been provided with evidence satisfactory to counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one (1) owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one (1) of the owners of a jointly held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner prior to the death of either owner, the General Partner shall cause the Partnership Interest to be divided into two (2) equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                           Section 9.10  TRANSFEREES.  Any Partnership Interests
owned by the Partners and transferred pursuant to this Article IX shall be and remain subject to all of the provisions of this Agreement.

             Section 9.11 ABSOLUTE RESTRICTION. Notwithstanding any provision of this Agreement to the contrary, the sale or exchange of any interest in the Partnership will not be permitted if the interest sought to be sold or exchanged, when added to the total of all other interests sold or exchanged within the period of twelve (12) consecutive months ending with the proposed date of the sale or exchange, would result in the termination of the Partnership under Section 708 of the Code, if such termination would materially and adversely affect the Partnership or any Partner.

                           Section 9.12  INVESTMENT REPRESENTATION.  Each
Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.


                                    ARTICLE X
                         TERMINATION OF THE PARTNERSHIP
                         ------------------------------

                           Section 10.1  TERMINATION.  The Partnership shall be
dissolved upon (i) an Event of Bankruptcy as to the General Partner or the dissolution or withdrawal of the General Partner (unless within ninety (90) days thereafter Limited Partners holding more than fifty percent (50%) of the Limited Partnership Interests in the Partnership elect to continue the Partnership and to elect one or more persons to serve as the General Partner or General Partners of the Partnership), (ii) ninety (90) days following the sale of all or substantially all of the Partnership's assets (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full), (iii) the expiration of the term specified in Section 3.2, (iv) the redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner), or (v) the election by the General Partner (but only in accordance with and as permitted by applicable law) that the Partnership should be dissolved. Upon dissolution of the Partnership (unless the business of the Partnership is continued as set forth above), the General Partner (or its trustee, receiver, successor or legal representative) shall proceed with the winding up of the Partnership, and its assets shall be applied and distributed as herein provided.

                           Section 10.2  PAYMENT OF DEBTS.  The assets shall
first be applied to the payment of the liabilities of the Partnership (other than any loans or advances that may have been made by Partners to the Partnership) and the expenses of liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to minimize any losses resulting from liquidation.

                           Section 10.3  DEBTS TO PARTNERS.  The remaining
assets shall next be applied to the repayment of any loans made by any Partner to the Partnership.

                           Section 10.4  REMAINING DISTRIBUTION.  The remaining
assets shall then be distributed to the Partners in accordance with the Partners' positive Capital Account balances, after making the adjustments for allocations under Article V hereof.

                           Section 10.5  RESERVE.  Notwithstanding the
provisions of Sections 10.3 and 10.4, the General Partner may retain such amount as it deems necessary as a reserve for any contingent liabilities or obligations of the Partnership, which reserve, after the passage of a reasonable period of time, shall be distributed pursuant to the provisions of this Article X.

                           Section 10.6  FINAL ACCOUNTING.  Each of the Partners
shall be furnished with a statement examined by the Partnership's independent accountants, which shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation. Upon the compliance by the General Partner with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partner, as the sole remaining Partner of the Partnership, shall execute and cause to be filed a Certificate of Cancellation of the Partnership and any and all other documents necessary with respect to termination and cancellation of the Partnership.


                                   ARTICLE XI
                                   AMENDMENTS
                                   ----------

                           Section 11.1  AUTHORITY TO AMEND.  (a)  This
Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is solely for the purpose of clarification and does not change the substance hereof and the Partnership has obtained an opinion of counsel to that effect.

                           (b)  This Agreement may be amended by the General
Partner without the approval of any other Partner if such amendment is for the purpose of adding or substituting Limited Partners.

                           (c)  This Agreement may be amended by the General
Partner without the approval of any other Partner if such amendment is, in the opinion of counsel for the Partnership, necessary or appropriate to satisfy requirements of the Code with respect to partnerships or REITs or of any federal or state securities laws or regulations. Any amendment made pursuant to this
Section 11.1(c) may be made effective as of the date of this Agreement.

                           (d)  Notwithstanding any contrary provision of this
Agreement, any amendment to this Agreement or other act which would (i) adversely affect the limited liabilities of the Limited Partners, (ii) change the method of allocation of profit and loss as provided in Article V or the distribution provisions of Articles VIII and X hereof, (iii) seek to impose personal liability on the Limited Partners, or (iv) affect the operation of the Exchange Factor of the Rights shall require the consent and approval of Limited Partners holding more than sixty-five percent (65%) of the Percentage Interests of the Limited Partners.

                           (e)  Except as otherwise specifically provided in
this Section 11.1, amendments to this Agreement shall require the approval of the General Partner and Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners.

                           Section 11.2  NOTICE OF AMENDMENTS.  A copy of any
amendment to be approved by the Partners pursuant to Sections 11.1(d) or 11.1(e) shall be mailed in advance to such Partners. Partners shall be notified as to the substance of any amendment pursuant to Sections 11.1(a), (b) or (c), and upon request shall be furnished a copy thereof.


                                   ARTICLE XII
                                POWER OF ATTORNEY
                                -----------------

                           Section 12.1  POWER.  Each of the Limited Partners
irrevocably constitutes and appoints the General Partner as such Limited Partner's true and lawful attorney in such Limited Partner's name, place and stead to make, execute, swear to, acknowledge, deliver and file:

                           (a) Any certificates or other instruments which may be required to be filed by the Partnership under the laws of the State of Delaware or of any other state or jurisdiction in which the General Partner shall deem it advisable to file;

                           (b) Any documents, certificates or other instruments, including, but not limited to, any and all amendments and modifications of this Agreement or of the instruments described in Section 12.1(a) which may be required or deemed desirable by the General Partner to effectuate the provisions of any part of this Agreement and, by way of extension and not in limitation, to do all such other things as shall be necessary to continue and to carry on the business of the Partnership; and

                           (c) All documents, certificates or other instruments which may be required to effectuate the dissolution and termination of the Partnership, to the extent such dissolution and termination is authorized hereby. The power of attorney granted hereby shall not constitute a waiver of, or be used to avoid, the rights of the Partners to approve certain amendments to this Agreement pursuant to Sections
         11.1 (d) and 11.1 (e) or be used in any other manner inconsistent with the status of the Partnership as a limited partnership or inconsistent with the provisions of this Agreement.

                           Section 12.2  SURVIVAL OF POWER.  It is expressly
intended by each of the Partners that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the death, incompetence, dissolution, liquidation or adjudication of insanity or bankruptcy or insolvency of each such Partner. The foregoing power of attorney shall survive the delivery of an assignment by any of the Partners of such Partner's entire interest in the Partnership, except that where an assignee of such entire interest has become a substitute Limited Partner, then the foregoing power of attorney of the assignor Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any and all instruments necessary to effectuate such substitution.


                                  ARTICLE XIII
                    CONSENTS, APPROVALS, VOTING AND MEETINGS
                    ----------------------------------------

             Section 13.1 METHOD OF GIVING CONSENT OR APPROVAL. Any consent or approval required by this Agreement may be given as follows:

                           (a)  by a written consent given by the consenting
Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, provided that such consent shall not have been nullified by:

                           (i) Notice to the General Partner of such nullification by the consenting Partner prior to the doing of any act or thing, the doing of which is not subject to approval at a meeting called pursuant to Section 13.2, or

                           (ii) Notice to the General Partner of such nullification by the consenting Partner prior to the time of any meeting called pursuant to Section 13.2 to consider the doing of such act or thing, or

                           (iii) The negative vote by such consenting Partner at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing;

                           (b)  by the affirmative vote by the consenting
Partner to the doing of the act or thing for which the consent is solicited at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing; or

                           (c)  by the failure of the Partner to respond or
object to a request from the General Partner for such Partner's consent within thirty (30) days from its receipt of such request (or such shorter period of time as the General Partner may indicate in such request in order to ensure that the General Partner has sufficient time to respond, if required, to any third party with respect to the subject matter of such request).

                           Section 13.2  MEETINGS OF LIMITED PARTNERS.  Any
matter requiring the consent or vote of all or any of the Partners may be considered at a meeting of the Partners held not less than five (5) nor more than sixty (60) days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, or (ii) shall be given by the General Partner within fifteen (15) days after receipt from Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners of a request for such meeting.

                           Section 13.3  OPINION.  Except for Consents obtained
pursuant to Sections 13.1 or 13.2, no Limited Partner shall exercise any consent or voting rights unless either (a) at the time of the giving of consent or casting of any vote by the Partners hereunder, counsel for the Partnership or counsel employed by the Limited Partners (and reasonably satisfactory to the General Partner) shall have delivered to the Partnership an opinion satisfactory to the Partners to the effect that such conduct (i) is permitted by the Act,
(ii) will not impair the limited liability of the Limited Partners, and (iii) will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (b) irrespective of the delivery or nondelivery of such opinion of counsel, Limited Partners holding more than seventy-five percent (75%) of the Percentage Interests of the Limited Partners determine to exercise their consent and/or voting rights.

                           Section 13.4  SUBMISSIONS TO PARTNERS.  The General
Partner shall give the Partners notice of any proposal or other matter required by any provision of this Agreement, or by law, to be submitted for consideration and approval of the Partners. Such notice shall include any information required by the relevant provision or by law.


                                   ARTICLE XIV
                                  MISCELLANEOUS
                                  -------------

                           Section 14.1  GOVERNING LAW.  The Partnership and
this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                           Section 14.2  AGREEMENT FOR FURTHER EXECUTION.  At
any time or times upon the request of the General Partner, the Limited Partners hereby agree to sign, swear to, acknowledge and deliver all further documents and certificates required by the laws of Delaware, or any other jurisdiction in which the Partnership does, or proposes to do, business, or which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act. This
Section 14.2 shall not prejudice or affect the rights of the Limited Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(d) and 11.1(e).

                           Section 14.3  ENTIRE AGREEMENT.  This Agreement and
the exhibits attached hereto contain the entire understanding among the parties and supersede any prior understandings or agreements among them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

                           Section 14.4  SEVERABILITY.  This Agreement is
intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

                           Section 14.5  NOTICES.  Notices to Partners or to
the Partnership shall be deemed to have been given when personally delivered or mailed, by prepaid registered or certified mail, addressed as set forth in Exhibit A attached hereto, unless a notice of change of address has previously been given in writing by the addressee to the addressor, in which case such notice shall be addressed to the address set forth in such notice of change of address.

                           Section 14.6  TITLES AND CAPTIONS.  All titles and
captions are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

                           Section 14.7  COUNTERPARTS.  This Agreement may be
executed in multiple counterparts, each one of which shall constitute an original executed copy of this Agreement.

                           Section 14.8 PRONOUNS. All pronouns and any
variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

                           Section 14.9  SURVIVAL OF RIGHTS.  Subject to the
provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

                           Section 14.10 PERSONAL LIABILITY.  As provided in the
Declaration of Trust establishing the General Partner, no trustee, officer, shareholder, employee or agent of the General Partner shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, the General Partner.

                           IN WITNESS WHEREOF, the parties have hereunto set
their hands as of the day and year first above written.

                                GENERAL PARTNER:

                                REALTY REFUND TRUST, an
                                unincorporated Ohio business trust


                                 By:
                                    ------------------------------------
                                    Gregory D. Bruhn,
                                    Executive Vice President


                                LIMITED PARTNERS:
                                (See attached limited partner signature pages)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------

                           The undersigned, desiring to become a Limited
Partner of RRF Limited Partnership, hereby agrees to all of the terms of the Agreement of Limited Partnership of RRF Limited Partnership and agrees to be bound by the terms and provisions thereof.

                           Executed by the undersigned as a Limited Partner of
RRF Limited Partnership.

                                         LIMITED PARTNER:



                                         By
                                           --------------------------------
                                         (Signature of Limited Partner)



                                         ----------------------------------
                                         (Residence Street Address)



                                         ----------------------------------
                                         (City      State       Zip Code)



                                         -----------------------------------
                                         (Taxpayer Identification or Social
                                          Security Number)

                                   EXHIBIT A

                               LIST OF PARTNERS
                               ----------------


                             Intentionally Omitted.

                                    EXHIBIT B

                           FEDERAL INCOME TAX MATTERS
                           --------------------------

                  For purposes of interpreting and implementing Article V of the Partnership Agreement, the following rules shall apply and shall be treated as part of the terms of the Partnership Agreement:

                  A. SPECIAL ALLOCATION PROVISIONS.

                  1. For purposes of determining the amount of gain or loss to be allocated pursuant to Article V of the Partnership Agreement, any basis adjustments permitted pursuant to Section 743 of the Code shall be disregarded.

                  2. When Partnership Interests are transferred during any taxable year, the General Partner intends to allocate Partnership income, loss, deductions and credits using the closing of the books method.

                  3. Notwithstanding any other provision of the Partnership Agreement, to the extent required by law, income, gain, loss and deduction attributable to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take into account any variation between the basis of the property and the fair market value of the property at the time of contribution in accordance with the requirements of Section 704(c) of the Code and the applicable regulations thereunder as more fully described in Part B hereof. Treasury regulations under Section 704(c) of the Code allow partnerships to use any reasonable method for accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. The Operating Partnership shall account for Book-Tax Differences using a method specifically approved in the regulations, the traditional method. An allocation of remaining built-in gain under Section 704(c) will be made when
Section 704(c) property is sold.

                  4. Notwithstanding any other provision of the Partnership Agreement, in the event the Partnership is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Partner (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Partner.

                  5. Notwithstanding any provision of the Partnership Agreement to the contrary, to the extent any payments in the nature of fees made to a Partner or reimbursements of expenses to any Partner are finally determined by the Internal Revenue Service to be distributions to a Partner for federal income tax purposes, there will be a gross income allocation to such Partner in the amount of such distribution.

                  6. (a) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the exceptions set forth in Section 1.704-2(f)(2)-(5) of the Treasury Regulations, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain determined in accordance with
Section 1.704-2(g)(2) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Treasury Regulations. This paragraph 6(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Regulations and for purposes of this paragraph 6(a) only, each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to Article V of the Partnership Agreement with respect to such fiscal year and without regard to any net decrease in Partner Minimum Gain during such fiscal year.

                  (b) Notwithstanding any provision of the Partnership Agreement to the contrary, except paragraph 6(a) of this Exhibit and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Treasury Regulations, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This paragraph 6(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. Solely for purposes of this paragraph 6(b), each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year, other than allocations pursuant to paragraph 6(a) hereof.

                  7. Notwithstanding any provision of the Partnership Agreement to the contrary, in the event any Partners unexpectedly receive any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficits in their Adjusted Capital

Account Balances created by such adjustments, allocations or distributions as quickly as possible.

                  8. No loss shall be allocated to any Partner to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Partner continues to have a positive Adjusted Capital Account Balance; in such event, losses shall first be allocated to any Partners with positive Adjusted Capital Account Balances, and in proportion to such balances, to the extent necessary to reduce their positive Adjusted Capital Account Balances to zero. Any excess shall be allocated to the General Partner.

                  9. Any special allocations of items pursuant to this Part A shall be taken into account in computing subsequent allocations so that the net amount of any items so allocated and the profits, losses and all other items allocated to each such Partner pursuant to Article V of the Partnership Agreement shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of Article V of the Partnership Agreement if such special allocations had not occurred.

                  10. Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Partners in the manner and in accordance with the percentages set forth in Section 5.1 of the Partnership Agreement.

                  11. Notwithstanding any provision of the Partnership Agreement to the contrary, any Partner Nonrecourse Deduction for any fiscal year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i) of the Treasury Regulations.

                  B. CAPITAL ACCOUNT ADJUSTMENTS AND 704(c) TAX ALLOCATIONS.

                  1. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' capital accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes; provided, however, that:

                           (a) Any income, gain or loss attributable to the taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to (i) the Agreed Value less book depreciation in the case of the Initial Hotels or other contributed properties, or (ii) the Carrying Value with respect to property subsequently purchased.

                           (b) The computation of all items of income, gain, loss and deduction shall be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

                  2. A transferee of a Partnership interest will succeed to the capital account relating to the Partnership interest transferred; provided, however, that if the transfer causes a termination of the Partnership under
Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of a Partnership interest) and recontributed by such Partners and transferees in reconstitution of the Partnership. The capital accounts of such reconstituted Partnership shall be maintained in accordance with the principles set forth herein.

                  3. Upon an issuance of additional Partnership interests for cash, the capital accounts of all Partners (and the Agreed Values of all Partnership properties) shall, immediately prior to such issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof, immediately prior to such issuance, and had been allocated to the Partners, at such time, pursuant to
Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Partnership properties shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

                  4. Immediately prior to the distribution of any Partnership property in liquidation of the Partnership, the capital accounts of all Partners shall be adjusted (consistent with the provisions hereof and Section 704 of the Code) upward or downward to reflect any unrealized gain or unrealized loss attributable to the Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to property, the fair market value of Partnership property shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

                  5. In accordance with Section 704(c) of the Code and the regulations thereunder, income, gain, loss and deduction with respect to any property shall, solely for tax purposes, and not for capital account purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes.

                  6. In the event the Agreed Value of any Partnership asset is adjusted as described in paragraph 3 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value in the same manner as under Section 704(c) of the Code and the regulations thereunder.

                  7. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement.

                  C. DEFINITIONS. For the purposes of this Exhibit, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

                  "ADJUSTED CAPITAL ACCOUNT BALANCE": means the balance in the capital account of a Partner as of the end of the relevant fiscal year of the Partnership, after giving effect to the following: (i) credit to such capital account any amounts the Partner is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, and (ii) debit to such capital account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

                  "AGREED VALUE": means the net fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership (or other property subsequently adjusted to reflect contributions), using such reasonable method of valuation as they may adopt.

                  "CARRYING VALUE": means the adjusted basis of such property for federal income tax purposes as of the time of determination.

                  "NONRECOURSE DEDUCTIONS": shall have the meaning set forth in
Section 1.704-2(b)(1) of the Treasury Regulations. The amount of Nonrecourse Deductions for a Partnership fiscal year equals the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability, that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Treasury Regulations.

                  "NONRECOURSE LIABILITY": shall have the meaning set forth in
Section 1.704-2(b)(3) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEBT MINIMUM GAIN": means an amount, with respect to each Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEBT": shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEDUCTIONS": shall have the meaning set forth in Section 1.704-2(i)(2) of the Treasury Regulations. For any Partnership taxable year, the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt equal the net increase during the year, if any, in the amount of Partner Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Partner Nonrecourse Debt Minimum Gain.

                  "PARTNERSHIP AGREEMENT": shall mean this Agreement of Limited Partnership Agreement of RRF Limited Partnership.

                  "PARTNERSHIP MINIMUM GAIN": shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

                  For purposes of this Exhibit, all other capitalized terms will have the same definition as in the Partnership Agreement.

                                  EXHIBIT C

                         INITIAL AND CORPORATE HOTELS
                         ----------------------------


                             Intentionally omitted.

                                    EXHIBIT D

                                  RIGHTS TERMS
                                  ------------


            The Rights granted by the General Partner to the Class A Limited Partners pursuant to SECTION 7.4 hereof shall be subject to the following terms and conditions:

                           1.  DEFINITIONS.  The following terms and phrases
shall, for purposes of this EXHIBIT D and the Agreement, have the meanings set forth below:

           "BENEFICIALLY OWN" shall mean the ownership of REIT Shares by a Person who would be treated as an owner of such REIT Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

           "CASH PURCHASE PRICE" shall have the meaning set forth in Paragraph 4 hereof.

           "COMPUTATION DATE" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

           "ELECTION NOTICE" shall mean the written notice to be given by the General Partner to the Exercising Partner(s) in response to the receipt by the General Partner of an Exchange Exercise Notice from such Exercising Partner(s), the form of which Election Notice is attached hereto as Schedule 2.

           "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

           "EXCHANGE EXERCISE NOTICE" shall have the meaning set forth in Paragraph 2 hereof.

           "EXCHANGE FACTOR" shall mean 100%, PROVIDED that such factor shall be adjusted in accordance with the Antidilution Provisions of Paragraph 10 hereof.

           "EXCHANGE RIGHTS" shall have the meaning set forth in Paragraph 2 hereof.

           "EXERCISING PARTNERS" shall have the meaning set forth in Paragraph 2 hereof.


           "OFFERED PARTNERSHIP UNITS" shall mean the Partnership Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

           "OWNERSHIP LIMIT" shall have the meaning set forth in Paragraph 3 hereof.

           "PURCHASE PRICE" shall mean the Cash Purchase Price or the Stock Purchase Price, or a combination thereof.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor statute.

           "STOCK PURCHASE PRICE" shall have the meaning set forth in Paragraph 4 hereof.

                          2.  DELIVERY OF EXCHANGE EXERCISE NOTICES.  Any one or
more Limited Partners ("Exercising Partners") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which such Exercising Partners elect to exercise their rights to exchange (the "Exchange Rights") all or any portion of their Partnership Units for REIT Shares subject to the limitations contained in Paragraph 3 below.

                          3.  LIMITATION ON EXERCISE OF EXCHANGE RIGHTS.
Exchange Rights may be exercised at any time and subject, in all cases, to the limitations contained herein and in Section 8.5 of the General Partner's Declaration of Trust (the "Ownership Limit"). The Exchange Rights shall expire with respect to any Partnership Units for which an Exchange Exercise Notice has not been delivered to the General Partner on or prior to the date that the Partnership is dissolved. If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Limit; with the remainder of such Exchange Rights being deemed to be an offer to sell such Offered Partnership Units to the General Partner for the Cash Purchase Price.

                          4.  COMPUTATION OF PURCHASE PRICE/FORM OF PAYMENT.
The Purchase Price payable by the General Partner to each Exercising Partner for the Offered Partnership Units shall be payable by the issuance by the General Partner of the number of shares of its REIT Shares equal to the product, expressed as a whole number, of (i) the number of Partnership Units being exchanged, multiplied by (ii) the Exchange Factor (the "Stock Purchase Price"). At the time that the Ownership Limit is reached, the Purchase Price to be paid for the Offered Partnership Units shall be paid in cash rather than in REIT Shares (the "Cash Purchase Price"). The Cash Purchase Price shall mean, with respect to the applicable number of Offered Partnership Units upon the exercise of any Exchange Right, an amount of cash (in immediately available funds) equal to (i) the number of shares of the General Partner's

REIT Shares that would be issued to the Exercising Partner if the Stock Purchase Price were paid for such Offered Partnership Units (taking into account the adjustments required pursuant to the definition of "Exchange Factor") multiplied by (ii) the REIT Share Value computed as of the Computation Date. The Cash Purchase Price shall be paid in the form of cash, or cashier's check, or by wire transfer of immediately available funds to the Exercising Partner's designated account.

           5. CLOSING; DELIVERY OF ELECTION NOTICE. The closing of the acquisition of Offered Partnership Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the following date(s):

           (a) With respect to the exercise of Exchange Rights for which the Stock Purchase Price is payable, or for which the General Partner elects to pay the Cash Purchase Price, the closing shall occur no later than the later of (i) ten (10) days after the delivery of the Election Notice and (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act; and

           (b) With respect to the exercise of Exchange Rights for which the General Partner is required to pay the Cash Purchase Price, the General Partner shall, within thirty (30) days after receipt by the General Partner of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph 2 hereof, deliver to the Exercising Partner(s) an Election Notice, which Election Notice shall (i) specify the General Partner's need to pay the Cash Purchase Price for some or all of the Offered Partnership Units and (ii) set forth the computation of the Cash Purchase Price to be paid by the General Partner to such Exercising Partner(s) and the date, time and location for completion of the purchase and sale of the Offered Partnership Units, which date shall, to the extent required, in no event be more than sixty (60) days after the Computation Date for such Exchange Exercise Notice; PROVIDED, HOWEVER, that such sixty
           (60) day period may be extended for an additional period to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to acquire the Offered Partnership Units. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Offered Partnership Units hereunder to occur as quickly as is reasonably possible.

                          6.  CLOSING DELIVERIES.  At the closing, payment of
the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Partnership Units to the General Partner and with respect to the status of the Offered Partnership Units being sold, free and clear of all liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Partnership Units, and (ii) to the extent that REIT Shares are issued in payment of the Stock

Purchase Price, (A) an opinion of counsel for the General Partner reasonably satisfactory to the Exercising Partner(s), to the effect that such REIT Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (following the date on which the a shelf registration has been declared effective by the SEC) have been duly registered under the Securities Act, and
(B) a stock certificate or certificates evidencing the REIT Shares to be issued and registered in the name of the Exercising Partner(s) or its (their) designee.

                          7.  TERM OF RIGHTS.  Unless sooner terminated, the
rights of the parties with respect to the Rights shall commence as of the date hereof and lapse for all purposes and in all respects on the date that the Partnership is dissolved; PROVIDED, HOWEVER, that the parties hereto shall continue to be bound by an Exchange Exercise Notice delivered to the General Partner prior to such date.

                          8.  COVENANTS OF THE GENERAL PARTNER.  To facilitate
the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

           (a) At all times during the pendency of the Exchange Rights, the General Partner shall reserve for issuance and keep available, free from preemptive rights, out of its authorized but unissued REIT Shares, such number of REIT Shares as may be necessary to enable the General Partner to issue REIT Shares in full satisfaction of all Exchange Rights which are from time to time outstanding (assuming no Ownership Limit applied and that the General Partner paid the Stock Purchase Price with respect to all such Exchange Rights).

           (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of REIT Shares issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

           (c) During the pendency of the Exchange Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its shareholders generally.

           (d) All REIT Shares which may be issued upon exchange of Offered Partnership Units will upon issue be fully paid and non-assessable.

           (e) Except as provided in Section 4.3(a)(iii) of the Agreement, the General Partner shall not issue or sell any REIT Shares or other equity securities or any instrument convertible into any equity security for a consideration less than the fair value of such REIT Shares or other equity security, as determined in each case by the Board of Trustees of the General Partner, in consultation with the General Partner's professional advisors, and under no circumstances shall the General Partner declare any stock dividend, stock split, stock distribution or the like, unless fair and equitable arrangements are provided, to the extent necessary, to fully adjust, and to avoid any dilution in, the Exchange Rights of the Limited Partners under this Agreement, as provided in paragraph 10 below.

                          9.  LIMITED PARTNERS' COVENANTS.  Each Limited Partner
covenants and agrees with the General Partner that all Offered Partnership Units tendered to the General Partner in accordance with the exercise of Exchange Rights herein provided shall be delivered to the General Partner free and clear of all liens and should any liens exist or arise with respect to such Offered Partnership Units, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected to pay a portion of the purchase price in the form of the Cash Purchase Price in circumstances where such Cash Purchase Price will be sufficient to cause such existing lien to be discharged in full upon application of all or a part of the Cash Purchase Price and the General Partner is expressly authorized to apply such portion of the Cash Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such lien in full. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Partnership Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

                          10.  ANTIDILUTION PROVISIONS.

                          (a)  The Exchange Factor shall be subject to
adjustment from time to time effective upon the occurrence of the following events and shall be expressed as a percentage, calculated to the nearest one-thousandth of one percent (.001%):

           (i) In case the General Partner shall pay or make a dividend or other distribution on any class of shares of the General Partner in REIT Shares, the Exchange Factor in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased in proportion to the increase in outstanding REIT Shares resulting from such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the record date fixed for such dividend or other distribution.

           (ii) In case outstanding REIT Shares shall be subdivided into a greater number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding REIT Shares shall be combined into a smaller number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                          (b) In case the General Partner shall issue rights,
options or warrants to all holders of its REIT Shares entitling them to subscribe for or purchase REIT Shares at a price per share less than the current market price per share (as determined in the next sentence), each holder of a Partnership Unit shall be entitled to receive such number of rights or warrants, as the case may be, as he would have been entitled to receive had he exchanged his Partnership Units immediately prior to the record date for such issuance by the General Partner. For the purpose of any computation pursuant to the next sentence, the current market price per share of REIT Shares on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty
(20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this EXHIBIT D, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

                          (c) In case the REIT Shares shall be changed into the
same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of shares or a stock dividend described in subparagraph (a)(ii) of this Paragraph) then and in each such event the Limited Partners shall have the right thereafter to exchange their Partnership Units for the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares into which the Partnership Units might have been exchanged immediately prior to such reorganization, reclassification or change.

                          (d) The General Partner may, but shall not be required
to, make such adjustments to the number of REIT Shares issuable upon exchange of a Partnership Unit, in addition to those required by this Paragraph 10, as the General Partner's board of trustees considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The General Partner's board of trustees shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Paragraph and its actions in so doing shall be final and conclusive.

                          11.  FRACTIONS OF SHARES.  No fractional REIT Shares
shall be issued upon exchange of Partnership Units. If more than one Partnership Unit shall be surrendered for exchange at one time by the same Exercising Partner, the number of full REIT Shares which shall be issuable upon exchange thereof (or the cash equivalent amount thereof if the Cash Purchase Price is paid) shall be computed on the basis of the aggregate amount of Partnership Units so surrendered. Instead of any fractional REIT Share which would otherwise be issuable upon exchange of any Partnership Unit or Partnership Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Value of a REIT Share at the close of business on the day of closing specified in Paragraph 5 of this EXHIBIT D (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

                          12.  NOTICE OF ADJUSTMENTS OF EXCHANGE FACTOR.
Whenever the Exchange Factor is adjusted as herein provided:

           (a) the General Partner shall compute the adjusted Exchange Factor in accordance with Paragraph 10 hereof and shall prepare a certificate signed by the chief financial officer or the Treasurer of the General Partner setting forth the adjusted Exchange Factor and showing in reasonable detail the facts upon which such adjustment is based; and

           (b) a notice stating that the Exchange Factor has been adjusted and setting forth the adjusted Exchange Factor shall forthwith be mailed by the General Partner to all holders of Exchange Rights at their last addresses on record under this Agreement.

                          13.  NOTICE OF CERTAIN CORPORATE ACTIONS.

                          In case:

           (a) the General Partner shall declare a dividend (or any other distribution) on its REIT Shares payable otherwise than in cash; or

           (b) the General Partner shall authorize the granting to holders of its REIT Shares of rights, options or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

           (c) of any reclassification of the REIT Shares (other than a subdivision or combination of its outstanding REIT Shares, or of any consolidation, merger or share exchange to which the General Partner is a party and for which approval of any shareholders of the General Partner is required), or of the sale or transfer of all or substantially all of the assets of the General Partner; or

           (d) of the voluntary or involuntary dissolution, liquidation or winding up of the General Partner;

then the General Partner shall cause to be mailed to all holders of Exchange Rights at their last addresses on record under this Agreement, at least twenty
(20) days (or twelve (12) days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of REIT Shares of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or
(ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of REIT Shares of record shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

                          14.  PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR
SALE OF ASSETS.

                          In case of any consolidation of the General Partner
with, or merger of the General Partner into, any other Persons, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding REIT Shares of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the exchange of Partnership Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of REIT Shares, for which such Partnership Unit might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of REIT Shares is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (PROVIDED that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Paragraph 14 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this EXHIBIT D. The above provisions of this Paragraph 14 shall similarly apply to successive consolidations, mergers, sales or transfers.

                                  SCHEDULE 1
                                  ----------

                           EXCHANGE EXERCISE NOTICE
                           ------------------------


To:  REALTY REFUND TRUST



                          Reference is made to that certain Agreement of Limited
Partnership, dated as of January __, 1998 (the "Partnership Agreement"), pursuant to which Realty ReFund Trust, an unincorporated Ohio business trust, and certain other persons, including the undersigned, formed a Delaware limited partnership known as RRF Limited Partnership (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to SECTION 7.4 and Paragraph 2 of EXHIBIT D of the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Exchange Rights as to the number of Offered Partnership Units specified opposite its name below:

Dated:  ___________________________





===================      ===================   ==========================
EXERCISING PARTNER       PARTNERSHIP UNITS        NUMBER OF OFFERED
===================      ===================   ==========================









Exercising Partners:

-------------------------------------

--------------------------------------

                                   SCHEDULE 2
                                   ----------

                                 ELECTION NOTICE
                                 ---------------


To:  Exercising Partner(s)


                          Reference is made to that certain Agreement of Limited
Partnership of RRF Limited Partnership, dated as of January __, 1998 (the "Partnership Agreement"), pursuant to which the undersigned and certain other persons, including the Exercising Partners, formed a Delaware limited partnership known as RRF Limited Partnership (the "Partnership"). All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to subsection (b) of Paragraph 5 of EXHIBIT D to the Partnership Agreement, the undersigned, being the general partner of the Partnership, hereby notifies the Exercising Partner(s) that [(a) the Stock Purchase Price is payable by issuance of the number of Common Shares to the Existing Partner(s), as set forth below,] [(b) it has elected to pay the Cash Purchase Price by payment of cash to the Exercising Partner(s) for the number of Offered Partnership Units, as set forth below,] (c) the computation of the [Stock Purchase Price and Cash Purchase Price] as set forth on an attachment hereto, (d) the closing of the purchase and sale of the Offered Partnership Units by payment of the [Stock Purchase Price shall take place at the offices of ________________________ on [date]] and [(e) the closing of the payment of the Cash Purchase Price shall take place at the offices of ________________________ on [date].



EXERCISING      NUMBER OF OFFERED        STOCK            CASH PURCHASE
PARTNER(S)      PARTNERSHIP UNITS    PURCHASE PRICE          PRICE
----------      -----------------    -------------        ---------------





                                        REALTY REFUND TRUST,
                                        an unincorporated Ohio business trust



                                        By:  ____________________________
                                        Its: ____________________________
                                        Dated:  ______________________

                                    EXHIBIT E

              REPRESENTATIONS AND WARRANTIES OF WARRANTING PARTNERS
              -----------------------------------------------------


                  Each of Hospitality Corporation International and InnSuites Innternational Hotels and Resorts, Inc. (collectively, the "Warranting Partners"), jointly and severally, represents to the Partnership that, except as set forth on the Disclosure Schedule delivered to the General Partner in connection with the execution of this Agreement, as follows:

                  (a) ORGANIZATION: AUTHORITY. Each of the Contributed Partnerships is a Partnership duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation. Each Warranting Partner has the requisite power and authority to enter into and perform this Agreement.

                  (b) AUTHORIZATION: BINDING AGREEMENT. The execution, delivery and performance of this Agreement by each Warranting Partner has been duly and validly authorized by all necessary action of such Warranting Partner. This Agreement has been duly executed and delivered by each Warranting Partner and constitutes the legal, valid and binding obligation of such Warranting Partner, enforceable against such Warranting Partner in accordance with the terms hereof.

                  (c) CONSENTS AND APPROVALS. Except for those obtained prior to the date hereof, no consent, waiver, approval or authorization of, or filing, registration or qualification with or notice to, any governmental unit or any other person is required to be made, obtained or given by any of the Warranting Partners or the Contributed Partnerships in connection with the execution, delivery and performance of this Agreement.

                  (d) NO VIOLATION. None of the execution, delivery or performance of this Agreement by any Warranting Partner does, or with the giving of notice, lapse of time or both, will (1) violate, conflict with or constitute a default under any term or condition of (A) the organizational documents of such Warranting Partner or any of the Contributed Partnerships, or (B) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Warranting Partner or any of the Contributed Partnerships, or (C) any agreement, instrument or document to which such Warranting Partner or any of the Contributed Partnerships is a party or by which any of them is bound or to which their assets or properties is subject or bound or (2) result in the creation of any lien, claim, equity, security interest or other encumbrance ("Lien") upon the Contributed Property of such Warranting Partner or the assets or properties of such Warranting Partner or the Contributed Partnerships.

                  (e) COMPLIANCE WITH LAWS. To the Warranting Partners' best knowledge, each of the Contributed Partnerships is in compliance in all material respects with all private restrictions and laws, ordinances and regulations applicable to the conduct of the business of such Contributed Partnership and the ownership, use and operation of its properties (including the Initial Hotels and Corporate Hotel) and each has obtained all licenses, permits and other governmental approvals for the conduct thereof, which licenses and permits are in full force and effect, and the Contributed Partnerships have not taken (or failed to take) any action that would result in the revocation of such licenses or permits nor have the Contributed Partnerships received any notice of violation from any federal, state or municipal or other governmental or quasi-governmental authority or notice of an intention by any such authority to revoke any certificate of occupancy or other certificate, license or permit issued by it in connection with the use of any such Contributed Partnership's properties.

                  (f) ENVIRONMENTAL MATTERS. To the Warranting Partners' best knowledge, (1) the Contributed Partnerships and their respective properties (including the Initial Hotels and the Corporate Hotels) are in compliance, and heretofore have complied, with all Environmental Laws (as hereinafter defined);
(2) none of the Contributed Partnerships has received any written notice from any governmental or quasi-governmental authority or other person that it, its current or former operations, or its properties now or heretofore owned, leased or used by it or any of its predecessors, are not or have not been in compliance with any Environmental Laws or that it has any material liability in respect thereof; and (3) there are no administrative, regulatory or judicial proceedings pending or threatened against any Contributed Partnership pursuant to, or alleging any violation of or liability under, any Environmental Laws. To the Warranting Partners' best knowledge, except as set forth in the ESA's previously delivered to the General Partner, all of the properties now or heretofore owned, leased or used by any of the Contributed Partnerships are free of all Hazardous Materials, and, to the best knowledge of Warranting Partners, no Hazardous Materials have ever been located on any of the properties now or heretofore owned, leased or used by any of the Contributed Partnerships.

                  The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the state in which any real property of the Contributed Partnerships is situated, or the United States Government, including but not limited to, any material or substance which is (i) defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste" or "restricted hazardous waste" under any provision of law of the state in which any real property of the Contributed Partnerships is situated, (ii) petroleum or petroleum based, (iii) asbestos, (iv) polychlorinated biphenyl, (v) radioactive material, (vi) designed a "hazardous substance" pursuant to Section 311 of the CLEAN WATER ACT, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1317), (vii) defined as a "hazardous waste" pursuant to Section 1004 of the RESOURCE CONVERSATION AND RECOVERY ACT, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section
6903) or (viii) defined as a "hazardous substance" pursuant to

Section 101 of the COMPREHENSIVE ENVIRONMENTAL RESPONSE. COMPENSATION. AND LIABILITY ACT, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials.

                  (g) OWNERSHIP OF PROPERTIES. Each of the Contributed Partnerships (i) is the sole owner of its respective properties and (ii) has good, valid and marketable title to such properties, free and clear of all Liens other than Permitted Exceptions (as hereafter defined).

                  The term "Permitted Exceptions" shall mean in respect of real property or any interest or estate therein: (1) zoning laws and ordinances; (2) any deeds of trust or mortgages listed as exceptions to title in the most recent title commitments to insure title issued by TransNation Title Insurance Company relating to the properties of the Contributed Partnerships and delivered to the General Partner in connection with the execution of this Agreement (the "Title Commitments"); (3) any laws, ordinances, Liens, easements, rights of way, restrictions, exemptions, reservations, conditions, limitations, covenants, adverse rights or interests described as exceptions on Schedule B (or any other applicable Schedule) of the Title Commitments; provided that any Contributed Partnership's property is not in violation thereof or, if in violation, provided that the same do not require the demolition, vacation or cessation of the present use of nay portion of the improvements material to such property or require the discontinuance of the use of all or any material portion of such property for its present use; (4) any other easements, restrictions, reservations and encumbrances which do not individually or in the aggregate (A) impair the use of any such property in the operation of the business of the respective Contributed Partnership or (B) detract from the value of such property for the purpose of such business; and (5) taxes and assessments, both general and special, which are a lien but not yet due and payable.

                  (h) ABSENCE OF UNDISCLOSED LIABILITIES AND CONTRACTUAL OBLIGATIONS. Except for liabilities arising in the ordinary course of business since the date of the Contributed Partnerships' financial statements as of and for the period ended December 31, 1996, the Contributed Partnerships have no liabilities of any nature, whether matured or unmatured, fixed or contingent (regardless of whether the disclosure thereof otherwise would be required by generally accepted accounting principles) which could have, individually or in the aggregate, a material adverse effect upon such Contributed Partnership or the Partnership. There are no Significant Agreements (as hereinafter defined) of a Contributed Partnership other than as previously disclosed to the General Partner.

                  For purposes hereof, "Significant Agreement" of a Contributed Partnership means and includes any of the following to which such entity is a party or by which it or any of its assets or properties may be subject or bound:
(1) all
agreements, instruments and documents evidencing, securing or pertaining to con tractual obligations of a Contributed Partnership that involve annual payments or receipts in excess of $50,000.00; (2) all leases involving real property; and
(3) all mortgages and deeds of trust encumbering any real property.

                  (i) SIGNIFICANT AGREEMENTS: BINDING AGREEMENTS. Each of the Significant Agreements is valid and binding and in full force and effect, enforceable against the Contributed Partnership which is a party thereto in accordance with its terms, subject to the bankruptcy or insolvency of such parties, similar laws of general applicability relating to or affecting creditors' rights generally, to general equity principles and to the discretion of any court in granting any relief or issuing any order and to the unenforceability of attorneys' fees provisions. Such Contributed Partnership is not in default in the performance of any obligation thereunder, and no event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder or permit the other party to terminate the rights of such Contributed Partnership thereunder.

                  (j) LITIGATION. There are no claims, actions, suits, proceedings or investigations pending, or, to the Warranting Partners' knowledge, threatened, before any court, governmental unit or any arbitrator in respect of any Contributed Partnership or its assets.

                  (k) TRANSFER TAXES. There are no transfer taxes payable, accruing or otherwise arising out of the transfer of the Contributed Partnership Interests or the Contributed Property to the Partnership, the admission of the General Partner to this Partnership or arising out of any of the transactions specified in this Agreement that are expected to occur contemporaneously or concurrent with or immediately after the execution hereof, which shall not have been paid by the Limited Partners.

                  (l) PROJECT IMPROVEMENTS. To the Warranting Partners' best knowledge, all buildings and improvements on the property owned by each Contributed Partnership, and all tangible personal property, equipment and fixtures constituting a part thereof, are in good condition and repair, and the roofs, walls and foundations of the buildings are free from leaks and seepage of moisture. To the best knowledge of the Warranting Partners, there is no defective condition (latent or otherwise) in respect of the buildings and improvements on the property owned by any Contributed Partnership.

                  (m) PROJECT EQUIPMENT: UTILITIES. The equipment located at the property owned by each Contributed Partnership is sufficient to permit the full operation of the improvements for their respective intended purposes. All water, sewer, gas, electric, telephone and drainage facilities and all of the utilities required by law for the normal operation of the property owned by the Contributed Partnerships are installed to the property line and are connected with valid permits, are in good working order and are adequate to serve such property in full compliance with law.

                  (n) CONDEMNATION PROCEEDINGS. No proceedings have been commenced or threatened by any authority having the power of eminent domain to condemn any part of the land or improvements relating to any of the properties owned by the Contributed Partnerships.

                  (o) INSURANCE. The Warranting Partners have not received any notices from any insurance company of any defects or inadequacies in any property owned by a Contributed Partnership or any part thereof which would affect adversely the insurability of such property, and each such property complies with the require ments of all insurance carriers providing insurance therefor.

                  For the purposes of the representations and warranties made pursuant to this Exhibit E, a statement that a fact is true to "the Warranting Partner's best knowledge" means that, after due investigation, none of the following Persons actually knows such statement to be untrue: James F. Wirth.